                                                                   EXHIBIT 10.11

                             PURE RESOURCES, INC.

                      7 1/8% SERIES A NOTE DUE 2011

                               CUSIP 74622E AA 0

                      No. 1

     Pure Resources, Inc., a Delaware corporation (the "Company"), for value received promises to pay to Cede & Co. or registered assigns, the principal sum of $350,000,000 on June 15, 2011 or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities on the other side of this Security.

     Interest Payment Dates:               June 15 and December 15

     Record Dates:                         May 31 and November 30

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Indenture.

     IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officer.

Dated:         June 8, 2001                PURE RESOURCES, INC.

                                           By: /s/ Jack Hightower
                                              ------------------------
                                              Jack D. Hightower
                                              Chairman, President and
                                              Chief Executive Officer
Certificate of Authentication:

FIRST UNION NATIONAL BANK,
as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.

By: /s/ R. Douglas Milner
    ---------------------------
    Authorized Signature

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. THE DEPOSITORY TRUST COMPANY SHALL ACT AS THE DEPOSITARY UNTIL A SUCCESSOR SHALL BE APPOINTED BY THE COMPANY AND THE REGISTRAR. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (The "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

     THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                             [REVERSE OF SECURITY]

                             PURE RESOURCES, INC.

                      7 1/8% SERIES A NOTE DUE 2011

     This Security is one of a duly authorized issue of 7 1/8% Series A
Notes due June 15, 2011 (the "Securities") of Pure Resources, Inc., a Delaware corporation (the "Company").

     1. Interest. The Company promises to pay interest on the principal amount of this Security at 7 1/8% per annum from June 8, 2001 until maturity. The Company will pay interest semiannually on June 15 and December 15 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from June 8, 2001; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be December 15, 2001. The Company also promises to pay any additional interest required by Section 6 of the Registration Rights Agreement (as defined in paragraph 17 below), upon the conditions, at the rates and for the periods specified therein. Further, the Company shall pay interest on overdue principal and premium, if any, from time to time on demand at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal and premium, if any, payments. The Company will pay the principal of, and premium, if any, and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments to Holders of principal, premium, if any, and interest shall be paid by wire transfer of immediately available funds to the accounts specified by the Holders thereof or, if no such account is specified (or if a registered Holder holds Securities in an aggregate principal amount of less than $1,000,000), by mailing a check to each such Holder's registered address.

     3. Ranking and Guarantees. The Securities are senior unsecured obligations of the Company. The Company's obligations to pay principal, premium, if any, and interest with respect to the Securities are unconditionally guaranteed on a joint and several basis (the "Guarantees") by the guarantors (the "Guarantors"), that are from time to time parties to the Indenture. Each of the Guarantees is an unsecured obligation of the Guarantor providing such Guarantee. Certain limitations to the obligations of the Guarantors, and certain provisions for the release of the Guarantors, are set forth in further detail in the Indenture. References herein to the

Indenture or the Securities shall be deemed also to refer to the Guarantees set forth in the Indenture except where the context otherwise requires.

     4. Optional Redemption. The Company may redeem all or part of the Securities at any time at its option at a redemption price equal to the greater of (1) the principal amount of the Securities being redeemed or (2) the Make-Whole Amount for the Securities being redeemed plus, in each case, accrued and unpaid interest to the redemption date (the "Redemption Price").

     As used in this Security:

     "Make Whole Amount" means the sum, as determined by a Quotation Agent, of the present values of the principal amount of the Securities to be redeemed, together with scheduled payments of interest (exclusive of interest to the redemption date) from the Redemption Date to the maturity date of the Securities being redeemed, in each case discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate.

     "Adjusted Treasury Rate" means, with respect to any Redemption Date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Securities being redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, in each case calculated on the third business day preceding the redemption date, plus 0.25%.

     "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the Redemption Date to the maturity date of the Securities that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the notes.

     "Comparable Treasury Price" means, with respect to any Redemption Date, if clause (ii) of the Adjusted Treasury Rate is applicable, the average of three, or such lesser number as is obtained by the Trustee, Reference Treasury Dealer Quotations for such Redemption Date.

     "Quotation Agent" means the Reference Treasury Dealer selected by the Trustee after consultation with the Company.

     "Reference Treasury Dealer" means any of Credit Suisse First Boston Corporation and its successors and assigns and two other nationally recognized investment banking firms selected by the Company that are primary U.S. Government securities dealers.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

     5. Paying Agent and Registrar. Initially, First Union National Bank (the "Trustee"), the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Company may act in any such capacity.

     6. Indenture. The Company issued the Securities under an Indenture dated as of June 8, 2001 (the "Indenture") among the Company, the Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb), as in effect on the date of execution of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured general obligations of the Company limited to $350,000,000 in aggregate principal amount in the case of the Notes issued on the Issue Date (as defined in the Indenture).

     7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Securities during the period between a record date and the corresponding Interest Payment Date.

     8. Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.

     9. Amendments and Waivers. Except as otherwise provided in Section 8.02 of the Indenture, the Company, the Guarantors and the Trustee may amend or supplement the Indenture and the Securities with the written consent (including consents obtained in connection with a tender offer or exchange offer for Securities or a solicitation of consents in respect of Securities, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities on equal terms) of the Holders of at least a majority in principal amount of the then outstanding Securities. Subject to Sections 5.07 and 8.02 of the Indenture, the Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences (including waivers obtained in connection with a tender offer or exchange offer for Securities or a solicitation of consents in respect of Securities, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities on equal terms), except (1) a continuing Default or Event of

Default in the payment of the principal of, or premium, if any, or interest on any Security or (2) a continuing Default in respect of a provision that under
Section 8.02 of the Indenture cannot be amended with the consent of each Holder affected. Without the consent of any Holder, the Company, the Guarantors and the Trustee may amend or supplement the Indenture or the Securities or waive any provision of the Indenture or the Securities: to cure any ambiguity, omission, defect or inconsistency; to provide for uncertificated Securities in addition to or in place of certificated Securities; to comply with Sections 4.01 and 4.02 of the Indenture; to reflect the release of any Guarantor from its Guarantee, or the addition of any Subsidiary of the Company as a Guarantor, in the manner provided by Section 9.06 of the Indenture; to comply with any requirement in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act of 1939, as amended (the "TIA"); to add additional guarantees of the Securities; to comply with any requirements of the SEC in connection with qualifying the Indenture under the TIA; to add to the covenants of the Company or any Guarantor for the benefit of the Holders or to surrender any right conferred upon the Company or any Guarantor in the Indenture; or to make any change that does not adversely affect the rights of any Holder in any material respect.

     10. Defaults and Remedies. If an Event of Default (other than an Event of Default specified in clause (6) or (7) of Section 5.01 of the Indenture with respect to the Company or any Material Subsidiary) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities by notice to the Company and the Trustee, may declare the principal of and premium, if any, and accrued and unpaid interest on all then outstanding Securities to be due and payable immediately. If an Event of Default specified in clause (6) or (7) of Section
5.01 of the Indenture with respect to the Company or any Material Subsidiary occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of, or premium, if any, or interest on the Securities) if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived, except nonpayment of principal, or premium, if any, or interest that has become due solely because of the acceleration. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability or expense. Except in the case of a Default or Event of Default in payment of principal of, or premium, if any, or interest on any Security, the Trustee may withhold notice of the Default or Event of Default if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders. The Company must furnish an annual compliance certificate to the Trustee, as more fully described in Section 3.04 of the Indenture.

     11. Discharge Prior to Maturity. As more fully described in, and subject to, Article VII of the Indenture, the Indenture shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of funds or U.S. Government Obligations sufficient for such payment.

     12. Trustee Dealings with Company and Guarantors. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, the Guarantors or any of their Affiliates with the same rights it would have if it were not Trustee.

     13. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or such Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

     14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     15. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

     16. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     17. Additional Rights of Holders of Transfer Restricted Securities. In addition to the rights provided to Holders of Securities under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreement relating to such Securities (the "Registration Rights Agreement"), among the Company, the Guarantors named therein and the Initial Purchasers.

     THE COMPANY WILL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUEST MAY BE MADE TO:

     PURE RESOURCES, INC.
     500 WEST ILLINOIS
     MIDLAND, TEXAS 79701
     ATTENTION:  CORPORATE SECRETARY

                             NOTATION ON SECURITY

                            RELATING TO GUARANTEES

     Each Guarantor (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.

     The obligations of the Guarantors to the Holders of Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in
Article 9 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantees.

                                        TITAN EXPLORATION, INC.
                                        PURE RESOURCES I, INC.
                                        HALLWOOD PETROLEUM, INC.
                                        PURE GP, LLC
                                        HEP PURE ACQUISITION, LLC


                                        By:   /s/ Jack Hightower
                                            ------------------------------
                                                Jack D. Hightower
                                                President

                                        PURE RESOURCES HOLDINGS, INC.
                                        PURE RESOURCES HOLDINGS, LLC


                                        By:   /s/ Richard Klumpp
                                            ------------------------------
                                        Name:   Richard Klumpp
                                        Title:  Vice President

                                        PURE RESOURCES, L.P.
                                        PK I, L.P.
                                        PK II, L.P.
                                        PK III, L.P.
                                        PK IV, L.P.


                                        By:  PURE RESOURCES I, INC.,
                                             its general partner

                                        By:  /s/ Jack Hightower
                                           -------------------------------
                                             Jack D. Hightower
                                             President

                                        HEP PURE, LP


                                        By:  PURE GP, LLC, its general partner


                                        By:  /s/ Jack Hightower
                                           --------------------------
                                             Jack D. Hightower
                                             President

                                        HALLWOOD ENERGY PARTNERS, L.P.


                                        By:  HEP PURE ACQUISITION, LLC,
                                             its general partner


                                        By:  /s/ Jack Hightower
                                           ------------------------------
                                             Jack D. Hightower
                                             President

                                        LA PLATA ASSOCIATES, LLC
                                        HALLWOOD LA PLATA, LLC


                                        By:  HALLWOOD PETROLEUM, INC.,
                                             its manager

                                        By: /s/ Jack Hightower
                                            ------------------------------
                                            Jack D. Hightower
                                            President

                                ASSIGNMENT FORM

     To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to _________________________________________

______________________________________________________________________________
(Insert assignee's social security or tax I.D. number)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
(Print or type assignee's name, address and zip code)

and irrevocably appoint _______________________________________________________
as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

______________________________________________________________________________


Date: ___________________________


Your Signature: ________________________________________________________________
                (Sign exactly as your name appears on the face of this Security)

Signature Guarantee:____________________________________________________________
                    (Participant in a Recognized Signature Guaranty Medallion
                     Program)

                     SCHEDULE OF EXCHANGES OF SECURITIES*

     The following exchanges, redemptions or repurchases of a part of this Global Security have been made:

Date of Transaction     Amount of decrease in     Amount of increase in      Principal Amount of      Signature of authorized
                         Principal Amount of       Principal Amount of         Global Security          Officer, Trustee or
                           Global Security           Global Security        following decrease (or      Security Custodian
                                                                            increase)



     ______________________

     *  This should be included only if the Security is issued in global form.